UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2025

MainStreet Bancshares, Inc.
(Exact name of Registrant as Specified in Its Charter)

Virginia	001-38817	81-2871064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10089 Fairfax Boulevard, Fairfax, VA		22030
(Address of Principal Executive Offices)		(Zip Code)

(703) 481-4567
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MNSB	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 7.50% Series A Fixed-Rate Non-Cumulative Perpetual Preferred Stock)	MNSBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 6th, 2025, Mainstreet Bancshares Inc, issued a statement regarding recent inquiries received.

We received a few inquiries regarding Director nominee Ali Reza Manouchehri, the CEO of MetroStar Systems, LLC (MetroStar), and the work MetroStar performed on the Avenu platform. We thought it would be beneficial for shareholders to know the answers.

MetroStar is a successful award-winning mid-sized company that has been a leading provider of digital IT services and solutions for the public sector since 1999. MetroStar partnered with Object Computing, Inc. (OCI) to design and build the Avenu platform, starting in May 2021.

The Avenu team planned to expand in size and bring the solution in-house, with a transition date set for June 30, 2023. We contracted with MetroStar and OCI to retain a few key resources to assist with the transition through the end of 2023. It's important to note that MainStreet Bank has not engaged MetroStar or OCI for any work since December 31, 2023.

Mr. Manouchehri joined our Bank Board of Directors on February 21, 2024. Since his appointment, the only reportable compensation he has received is his standard Board compensation. MetroStar did not earn any compensation from MainStreet Bank in 2024 or in the year-to-date period of 2025.

Mr. Manouchehri brings a wealth of knowledge and experience to our Board in technology and innovation, government and commercial contracting, application development, business development, and venture capital funding. Furthermore, Mr. Manouchehri has been a valued customer of MainStreet Bank since the very early days and has provided many leads to our lenders and business bankers over the years.

The information furnished under Item 8.01 of this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and it shall not be deemed incorporated by reference in any filing under the Exchange Act, or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAINSTREET BANCSHARES, INC

Date: May 6, 2025	By:	/s/ Thomas J. Chmelik
Name: Thomas J. Chmelik
Title: Chief Financial Officer